Exhibit 21.1

IQVIA HOLDINGS INC.

SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction or State of Organization
AIECO IT Solutions India Private Ltd.	India
Albatross Financial Solutions Limited	United Kingdom
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
APPATURE, INC.	Washington
Ardentia International Limited	United Kingdom
Aseorias IMS Health Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Battaerd Mansley (Proprietary) Limited	South Africa
Battaerd Mansley Pty. Ltd.	Australia
Benefit Canada, Inc.	Canada
Benefit Holding, Inc.	North Carolina
Bulgarian Branch (FKA Cgd CZ sro, Bulgarian Branch)	Bulgaria
BUZZEOPDMA LLC	Delaware
Cambridge Pharma Consultancy Limited	United Kingdom
Cambridge Pharma Consultancy, Inc.	Delaware
CDS - Center de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit (India) Services Private Company Limited	India
Cenduit Limited	Delaware
Cenduit LLC	Delaware
Cenduit Mauritius Holdings Company	Mauritius
Chemical Information Services, LLC	Delaware
CLINICAL FINANCIAL SERVICES, LLC	Pennsylvania
Clinical Lab Minority Shareholder Limited	United Kingdom
Coordinated Management Holdings L.L.C.	Delaware
COORDINATED MANAGEMENT SYSTEM, INC.	Delaware
CORE Center for Outcomes Research GmbH	Switzerland
CORE Holding GmbH	Switzerland
Coté Orphan Consulting UK Limited	United Kingdom
Coté Orphan Limited	Ireland
Coté Orphan, LLC	Maryland
CRM Health Korea Ltd.	Korea
CSD Health Korea Ltd.	Korea
DATA NICHE ASSOCIATES, INC.	Illinois
Datadina Ecuador S.A.	Ecuador
Dataline Software Limited	United Kingdom
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
Dimensions Healthcare LLC	Abu Dhabi

Subsidiary	Jurisdiction or State of Organization
DRUG DEV INC.	Delaware
DRUGDEV LIMITED	United Kingdom
EA Institute L.L.C.	Delaware
ENTERPRISE ASSOCIATES, LLC	Delaware
EPERNICUS, LLC	Delaware
EPS Research Limited	United Kingdom
EPS Software Limited	United Kingdom
Forcea NV	Belgium
Foresight Group International UK LTD	United Kingdom
Foresight Group Japan G.K.	Japan
Foresight IT Solutions Consulting India Private Limited	India
Global Crown Investment Limited	Hong Kong
GRACE DATA CORPORATION	Nebraska
HIGHPOINT SOLUTIONS, LLC	Delaware
Highpoint Solutions, LLC	Switzerland
Hospital Marketing Services Ltd.	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom
Iasist Potugal, Consultadoria na Área de Saúde, Unipessoal, Lda	Portugal
Iasist SAU Agencia en Chile	Chile
Iasist Sociedad Anonima Unipersonal	Spain
iGuard, Inc.	North Carolina
Impact RX, LLC	South Africa
IMS HEALTH KOREA LTD	Korea
IMS (GIBRALTAR) HOLDING LIMITED	Gibraltar
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS AB	Sweden
IMS Adriatic d.o.o. za konzalting	Croatia
IMS AG (Mexico Branch)	Mexico
IMS Bulgaria E.o.o.D.	Bulgaria
IMS CHINAMETRIK LIMITED	Hong Kong
IMS Consulting Myanmar Company, Ltd.	Myanmar
IMS Health (Australia) Partnership	Australia
IMS Health (N.Z.) Limited	New Zealand
IMS Health Analytics Services Private Limited	India
IMS HEALTH ASIA PTE. LTD.	Singapore
IMS Health Australia Holding Pty. Ltd.	Australia
IMS Health Australia Pty. Ltd.	Australia
IMS Health B.V.	Netherlands
IMS Health Bangladesh Limited	Bangladesh
IMS Health Bolivia S.R.L.	Bolivia
IMS HEALTH CANADA INC.	Canada
IMS Health Colombia S.A.	Colombia
IMS Health Consulting bvba	Belgium

Subsidiary	Jurisdiction or State of Organization
IMS Health Cyprus LTD	Cyprus
IMS Health de Venezuela C.A.	Venezuela
IMS Health Del Peru S.A.	Peru
IMS Health Do Brasil Ltda.	Brazil
IMS Health Egypt Limited	Egypt
IMS Health Finance B.V.	Netherlands
IMS HEALTH GROUP LIMITED	United Kingdom
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions (China) Co. Ltd.	China
IMS Health Information Solutions Argentina S.A.	Argentina
IMS Health Information Solutions India Private Ltd.	India
IMS Health Information Solutions Japan K.K.	Japan
IMS Health Lanka (Private) Limited	Sri Lanka
IMS Health LLC	Russia
IMS Health Networks Limited	United Kingdom
IMS HEALTH OPERATIONS CENTER PHLIPPINES, INC.	Philippines
IMS Health Pakistan (Private) Limited	Pakistan
IMS Health Paraguay SRL	Paraguay
IMS HEALTH PHILIPPINES, INC.	Philippines
IMS HEALTH PUERTO RICO INC.	Puerto Rico
IMS Health Regional Pte. Ltd.	Singapore
IMS Health S.r.l.	Italy
IMS Health Soluçoes de Tecnologia DO Brazil Ltda.	Brazil
IMS Health Surveys Limited	United Kingdom
IMS HEALTH TAIWAN LTD.	Taiwan
IMS Health Technology Solutions (China) Co. Ltd.	China
IMS Health Technology Solutions Australia Pty. Ltd	Australia
IMS Health Technology Solutions Colombia Ltda.	Colombia
IMS Health Technology Solutions Egypt L.L.C.	Egypt
IMS Health Technology Solutions Holdings AB	Sweden
IMS Health Technology Solutions Hungary Ltd.	Hungary
IMS Health Technology Solutions India Private Ltd.	India
IMS Health Technology Solutions Japan K.K.	Japan
IMS Health Technology Solutions Kazakhstan, LLC	Kazakhstan
IMS Health Technology Solutions LLC	Russia
IMS Health Technology Solutions Sweden AB	Sweden
IMS Health Technology Solutions Ukraine LLC	Ukraine
IMS Health Technology TUNISIA	Tunisia
IMS Health Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey
IMS Health Tunisia sarl	Tunisia
IMS Health Uruguay S.A.	Uruguay
IMS Holdings (U.K.) Limited	United Kingdom
IMS Hospital Group Limited	United Kingdom
IMS Informatics Holding AG	Switzerland

Subsidiary	Jurisdiction or State of Organization
IMS INFORMATION MEDICAL STATISTICS (ISRAEL) LTD.	Israel
IMS Information Solutions Medical Research Limited	United Kingdom
IMS Information Solutions UK Ltd.	United Kingdom
IMS International (Proprietary) Limited	South Africa
IMS JAPAN K.K.	Japan and Delaware
IMS Market Research Consult (Beijing)	China
IMS Market Research Consulting (Shanghai) Co., Ltd.	China
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Republica Dominicana, S.A.	Dominican Republic
IMS Saudi Arabia Limited	Saudi Arabia
IMS SOFTWARE SERVICES LTD.	Delaware
IMS Technology Solutions UK Limited	United Kingdom
Infocus Health Limited	United Kingdom
Infopharm Ltd.	United Kingdom
Informations Medicales & Statistiques S.A.R.L.	Morocco
Innovex Holdings I LLC	Delaware
Innovex Merger Corp.	North Carolina
Innovex Saglik Hizmetleri Arastirma ve Danismanlik Ticaret Limited Sirketi	Turkey
Innovex Saglik Urunleri Pazarlame ve Hizmet Danismanlik Anonim Sirketi	Turkey
Institute of Medical Communications NCO	Russia
INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD. (DE)	Delaware
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IPP Technology Solutions Mexico SA de CV (FKA Cegedim Mexico SA de CV)	Mexico
IQVA Romania S.R.L.	Romania
IQVIA AG	Switzerland
IQVIA AG (UK Branch)	United Kingdom
IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungs-gesellschaft mbH	Germany
IQVIA BioSciences Holdings LLC	Delaware
IQVIA CHINAMETRIK INC.	Delaware
IQVIA Commercial Deutschland GmbH	Germany
IQVIA COMMERCIAL FINANCE INC.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA COMMERCIAL INDIA HOLDINGS CORP.	Delaware
IQVIA COMMERCIAL LICENSING ASSOCIATES LLC	Delaware
IQVIA COMMERCIAL SERVICES LLC	Delaware
IQVIA Commercial Software GmbH	Germany
IQVIA Commercial Sp. z.o.o.	Poland
IQVIA COMMERCIAL TRADING CORP.	Delaware
IQVIA Commercial Consulting Sp. z.o.o.	Poland
IQVIA Consulting and Information Services India Private Limited	India

Subsidiary	Jurisdiction or State of Organization
IQVIA Finance Ireland Designated Activity Company	Ireland
IQVIA GOVERNMENT SOLUTIONS INC.	Delaware
IQVIA Healthcare QFC branch	Qatar
IQVIA Hellas Technology Solutions S.A.	Greece
IQVIA Holdings France SAS	France
IQVIA IES European Holdings	United Kingdom
IQVIA II Technology Solutions Portugal, Unipessoal LDA	Portugal
IQVIA INC.	Delaware
IQVIA Inc. - Thailand Branch	Thailand
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Information Solutions France SAS	France
IQVIA LTD	United Kingdom
IQVIA Market Intelligence LLC	North Carolina
IQVIA Marktforschung GmbH	Austria
IQVIA Medical Communications & Consulting, Inc.	North Carolina
IQVIA Medical Education Inc.	New York
IQVIA Medical Radar AB	Sweden
IQVIA Operations France SAS	France
IQVIA Partners AS	Denmark
IQVIA PHARMA Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA RDS AG	Switzerland
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS BT Inc.	North Carolina
IQVIA RDS Consulting Inc.	North Carolina
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina
IQVIA RDS GesmbH	Austria
IQVIA RDS GesmbH Greek Branch	Greece
IQVIA RDS Holdings	United Kingdom
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland (Finance) Ltd.	Ireland
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS ISRAEL LTD.	Israel
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Poland Sp. Zoo	Poland

Subsidiary	Jurisdiction or State of Organization
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Spain, S.L., Representacao, Permanente em Portugal	Portugal
IQVIA RDS Support Sarl	France
IQVIA RDS Transfer LLC	Delaware
IQVIA RDS UK Holdings Ltd.	United Kingdom
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czech Republic
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Belgium S.P.R.L.	Belgium
IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions Finance UK I Ltd.	United Kingdom
IQVIA Solutions Finance UK II Ltd.	United Kingdom
IQVIA Solutions Finance UK III Ltd.	United Kingdom
IQVIA Solutions Finance UK V Ltd.	United Kingdom
IQVIA Solutions Finland OY	Finland
IQVIA Solutions Global Holdings UK Ltd.	United Kingdom
IQVIA Solutions GmbH	Switzerland
IQVIA Solutions Holdings (Pty.) Ltd.	South Africa
IQVIA Solutions HQ Ltd.	United Kingdom
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA Solutions Pharmaceutical SRL	Romania
IQVIA Solutions Portugal, Lda.	Portugal
IQVIA Solutions s.r.o.	Slovak Republic
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Sweden AB	Sweden
IQVIA Solutions UK Investments Ltd.	United Kingdom
IQVIA Solutions UK Limited	United Kingdom
IQVIA Technology and Services AG	Switzerland
IQVIA Technology Services Ltd.	United Kingdom
IQVIA Technology Solutions Finland OY	Finland
IQVIA Technology Solutions Poland SP. z.o.o.	Poland
IQVIA Technology Solutions Romania Srl	Romania
IQVIA Technology Solutions s.r.o.	Czech Republic
IQVIA Technology Solutions s.r.o.	Slovak Republic
IQVIA Trading Management Inc.	Delaware
IQVIA TRANSPORTATION SERVICES CORP.	Delaware
IQVIA World Publications Ltd.	United Kingdom
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorie Novex Pharma Sarl	France
Laboratorio Commuq Pharma SL	Spain
M&H Informatics (BD) LTD.	Bangladesh
Mecurial Insights Holding Pty. Ltd.	Australia

Subsidiary	Jurisdiction or State of Organization
Mecurial Insights Pty. Ltd.	Australia
MED-VANTAGE, INC.	Delaware
Mercados Y Analisis, S.A.	Spain
Meridian Research Vietnam Ltd.	Vietnam
MG Recherche	France
M-TAG Australia Pty. Ltd.	Australia
Nordisk Medicin Information AB	Sweden
Novella Clinical LLC	Delaware
Novella Clinical Ltd.	United Kingdom
Novex Pharma Gmbh	Germany
Novex Pharma Laboratorio S.L.	Spain
Novex Pharma Limited	United Kingdom
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	United Kingdom
Outcome Sciences LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharma Strategy Group Ltd.	United Kingdom
Pharmadata s.r.o.	Slovak Republic
Pharmaforce, S.A. de C.V.	Mexico
PharmARC Consulting Services GmbH	Switzerland
PharmARC Inc.	New Jersey
Pharm-Consult Limited Liability Partnership	Kazakhstan
Pilgrim Quality Solutions EMEA BV	Netherlands
Pilgrim Software Asia PVT, Ltd	Nepal
Pilgrim Software Holding B.V.	Netherlands
POLARIS MANAGEMENT PARTNERS LLC	New Jersey
Polaris Solutions BV	Netherlands
POLARIS SOLUTIONS LLC	New York
Polaris Solutions Ltd.	Hong Kong
PR Algeria	Algeria
PR Editions S.A.S.	France
Primeum IQVIA SAS	France
Privacy Analytics Inc.	Canada
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
PT IMS Health Indonesia	Indonesia
PT Quintiles Indonesia	Indonesia
Pygargus AB	Sweden
Q Squared Solutions (Beijing) Co. Ltd.	China
Q Squared Solutions (India) Private Limited	India
Q Squared Solutions (Quest) Limited	United Kingdom
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions (Shanghai) Co. Ltd.	China
Q Squared Solutions B.V.	Netherlands

Subsidiary	Jurisdiction or State of Organization
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Holdings B.V.	Netherlands
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions K.K.	Japan
Q Squared Solutions Limited	United Kingdom
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Proprietary Limited	South Africa
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Q2 Metrics	Canada
Qcare Site Services, Inc.	North Carolina
QIMS Pharma Services SA DE CV	Mexico
Quintiles Commercial Italia S.r.L.	Italy
Quintiles (Pty.) Ltd.	South Africa
Quintiles (Thailand) Co. Ltd.	Thailand
Quintiles AB	Sweden
Quintiles Argentina S.A.	Argentina
Quintiles B.V.	Netherlands
Quintiles Belgium N.V.	Belgium
Quintiles Benin Ltd.	Benin
Quintiles Bulgaria EOOD	Bulgaria
Quintiles Canada, Inc.	Canada
Quintiles Chile	Chile
Quintiles Clindata (Pty.) Limited	South Africa
Quintiles Clindepharm (Pty.) Limited	South Africa
Quintiles Clinical and Commercial Nigeria Limited	Nigeria
Quintiles Colombia Ltda.	Colombia
Quintiles Commercial (UK) Limited	United Kingdom
Quintiles Commercial AB	Sweden
Quintiles Commercial ApS	Denmark
Quintiles Commercial Brasil Ltda.	Brazil
Quintiles Commercial Europe Limited	United Kingdom
Quintiles Commercial Finland OY	Finland
Quintiles Commercial Germany GmbH	Germany
Quintiles Commercial Laboratrio S.L.U.	Spain
Quintiles Commercial Overseas Holdings Limited	United Kingdom
Quintiles Commercial Portugal Unipressoal Ltda.	Portugal
Quintiles Commercial Rus LLC	Russia
Quintiles Commercial South Africa (Pty) Limited	South Africa
Quintiles Commercial US. Inc.	Delaware

Subsidiary	Jurisdiction or State of Organization
Quintiles Costa Rica S.A.	Costa Rica
Quintiles Czech Republic, s.r.o.	Czech Republic
Quintiles d.o.o. Beograd	Serbia
Quintiles Denmark	Denmark
Quintiles East Africa Limited	Kenya
Quintiles Egypt LLC	Egypt
Quintiles Enterprise Management (Shanghai) Co. Ltd.	China
QUINTILES ESTONIA OU	Estonia
Quintiles Finance Sarl	Luxembourg
Quintiles Finance Sarl - US	United States
Quintiles Finance Uruguay, S.r.l.	Uruguay
Quintiles GmbH	Germany
Quintiles Guatemala, S.A.	Guatemala
Quintiles Holdings S.a.r.l.	Luxembourg
Quintiles Hungary Kft.	Hungary
Quintiles IMS European Holdings C.V.	Netherlands
Quintiles Istanbul Saglik Hizmetleri Arastirma ve Danismanlik Limited Sirketi	Turkey
Quintiles Lanka Private Limited	Sri Lanka
Quintiles Latin America Inc.	Argentina
Quintiles Latvia SIA	Latvia
Quintiles Luxembourg European Holding S.a.r.l. - US	United States
Quintiles Luxembourg European Holding, S.a.r.l.	Luxembourg
Quintiles Luxembourg France Holdings SARL	Luxembourg
Quintiles Malaysia Sdn. Bhd.	Malaysia
Quintiles Mauritius Holdings, Inc.	Mauritius
Quintiles Medical Development (Dalian) Co. Ltd.	China
Quintiles Medical Development (Shanghai) Co. Ltd.	China
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles Netherlands	Netherlands
Quintiles New Zealand	New Zealand
Quintiles Norway	Norway
Quintiles Novosibirsk	Russia
Quintiles OY	Finland
Quintiles Panama, Inc.	Panama
Quintiles Peru S.r.l.	Peru
Quintiles Phase One Clinical Trials India Private Limited	India
Quintiles Philippines, Inc.	Philippines
Quintiles Pty. Limited	Australia
Quintiles Puerto Rico, Inc.	Puerto Rico
Quintiles Research (India) Private Limited	India
Quintiles Russia	Russia
Quintiles Russia LLC	Russia
Quintiles S.a.r.l.	Luxembourg
Quintiles S.a.r.L. - US	United States

Subsidiary	Jurisdiction or State of Organization
Quintiles Site Services, S.A.	Costa Rica
Quintiles Slovakia s.r.o.	Slovakia
Quintiles South Africa (PTY.) Limited	South Africa
Quintiles Srl	Italy
Quintiles St. Petersburg	Russia
Quintiles Staff Services Sp.A.	Italy
Quintiles Switzerland Sarl	Switzerland
Quintiles Taiwan Limited	Taiwan
Quintiles Transnational Japan K.K.	Japan and Delaware
Quintiles Transnational Korea Co. Limited	Korea
Quintiles UAB	Lithuania
Quintiles UK (Japan Holdings) Limited	United Kingdom
Quintiles Ukraine	Ukraine
Quintiles Vietnam, LLC	Vietnam
Quintiles West Africa Limited	Ghana
Quintiles Zagreb d.o.o.	Croatia
QuintilesIMS European Holdings II C.V.	Netherlands
Redsite Limited	United Kingdom
Reportive SA	France
RX India LLC	Delaware
Schwarzeck Verlag GmbH	Germany
SECURECONSENT, LLC	Delaware
Shanghai IMS Market Research Co. Ltd.	China
Source Informatics Limited	United Kingdom
Spartan Leasing Corporation	Delaware
STI Technologies Limited	Canada
Stratégique Santé	France
Targeted Molecular Diagnostics, LLC	Illinois
Tarius A/S	Denmark
Temas Srl - Società Unipersonale	Italy
TforG Connect BVBA	Belgium
TforG Support NV	Belgium
THE AMUNDSEN GROUP, INC.	Massachusetts
Themis Limited	United Kingdom
THEMIS NORTH AMERICA INC.	District of Columbia
UAB IMS Health	Lithuania
VALUEMEDICS RESEARCH, LLC	Delaware
VCG&A Inc.	Massachusetts
VCG-Bio, Inc.	Delaware
Wingspan Technology Inc.	Pennsylvania